AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Large Cap Buffer10 Nov ETF

AllianzIM U.S. Large Cap Buffer20 Nov ETF

(each a “Fund” and together the “Funds”)

Supplement, dated October 24, 2023

to each Fund’s Prospectus, dated February 1, 2023

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, each Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. Each Fund will begin its initial Outcome Period on November 1, 2023, as shown in the table below. The Funds’ Caps are not determined until after the end of the last market day prior to the initial Outcome Period, or October 31, 2023.

As of the date of this Supplement, the Cap for each Fund for the initial Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period	Estimated Cap Range
AllianzIM U.S. Large Cap Buffer10 Nov ETF	NVBT	November 1, 2023, to October 31, 2024	16.75% - 19.75% (before management fee) 16.01% - 19.01% (after management fee)
AllianzIM U.S. Large Cap Buffer20 Nov ETF	NVBW	November 1, 2023, to October 31, 2024	11.75% - 14.75% (before management fee) 11.01% - 14.01% (after management fee)

Each Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Cap ranges provided here are based upon market conditions as of the date of this Supplement. The final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established.